UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 22, 2005

TARGET RECEIVABLES CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation
1000 Nicollet Mall
31st Floor, Suite 3136
Minneapolis, Minnesota 55403
(612) 696-3102

(Address, including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

The Monthly Servicer’s Certificate for the Monthly Period ended January 29, 2005 and the Monthly Certificateholders’ Statement for the Monthly Period ended January 29, 2005, with respect to the Floating Rate Class A Asset Backed Certificates, Series 2002-1, and the Class B Asset Backed Certificates, Series 2002-1, issued by the Target Credit Card Master Trust (the “Trust”), were delivered to the Trustee on February 22, 2005, and the Monthly Certificateholders’ Statement will be distributed to Certificateholders on February 25, 2005.

The above described Monthly Servicer’s Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders’ Statement is filed as Exhibit 20.2 to this Report.

Item 9.01:  Financial Statements and Exhibits

(c)           Exhibits

20.1                                                             Series 2002-1 Monthly Servicer’s Certificate for the
Monthly Period ended January 29, 2005.

20.2                                                             Series 2002-1 Monthly Certificateholders’ Statement
for the Monthly Period ended January 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 22, 2005

TARGET RECEIVABLES CORPORATION

		By:	/s/ Terrence J. Scully

		Name:	Terrence J. Scully
		Title:	Vice President

EXHIBIT INDEX

Exhibit	Description	Method of Filing

20.1	Series 2002-1 Monthly Servicer’s Certificate for the Monthly Period ended January 29, 2005.	Filed Electronically

20.2	Series 2002-1 Monthly Certificateholders’ Statement for the Monthly Period ended January 29, 2005.	Filed Electronically